UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2006

DUKE ENERGY CORPORATION

(formerly Duke Energy Holding Corp.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number	Identification No.)

526 South Church Street, Charlotte, North Carolina  28202-1904

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On May 12, 2006, Duke Power Company LLC d/b/a Duke Energy Carolinas, LLC (“Duke Energy Carolinas”), a wholly-owned subsidiary of the registrant, entered into agreements (collectively, the “Agreements”) with Piedmont Electric Membership Corporation, Rutherford Electric Membership Corporation and Blue Ridge Electric Membership Corporation (each, a ”Cooperative”) to provide wholesale electricity and related power scheduling services from September 1, 2006 through December 31, 2021. The Agreements provide for Duke Energy Carolinas to sell capacity and energy to each of the Cooperatives to meet all of the sales to Cooperative’s native load requirements not served by the Cooperative’s existing resources. The sales have a firmness equivalent to Duke Energy Carolinas’ native load.  The agreements are subject to regulatory approvals and other conditions precedent.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 18, 2006	By:	/s/ Steven K. Young
Name: Steven K. Young
Title: Vice President and Controller